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                                                                  EXHIBIT 10.5



                               OPTION TO PURCHASE


         THIS OPTION TO PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the ______ day of May, 1997, by and between CHARLES S. CRAIG ("Craig") and STAFF LEASING, INC., a Florida corporation ("Staff Leasing").

         WHEREAS, Craig is the owner of 100 shares (the "Shares") of common stock , $.01 par value, of Staff Acquisition, Inc., a Delaware corporation ("Staff Acquisition"), which constitute all of the issued and outstanding capital stock of Staff Acquisition; and

         WHEREAS, Staff Acquisition is the sole general partner of Staff Capital, L.P., a Delaware limited partnership (the "Partnership"), and of each of the operating limited partnerships ("OLPs"), all of which are Delaware limited partnerships, which operate the business of the Partnership; and

         WHEREAS, the Partnership is the sole limited partner of each of the OLPs; and

         WHEREAS, Staff Leasing was formed for the purpose of effecting a reorganization (the "Reorganization") pursuant to which all of the holders of the limited partnership interests in the Partnership will exchange their partnership interests for shares of common stock, $.01 par value, of Staff Leasing ("Staff Leasing Common Stock"), warrants to purchase Staff Leasing Common Stock and/or cash, as the case may be, and Staff Leasing will become the sole limited partner of the Partnership and the OLPs; and


         WHEREAS, immediately following the Reorganization, Staff Leasing intends to consummate an initial public offering (the "Initial Public Offering") of Staff Leasing Common Stock; and

         WHEREAS, to facilitate the Reorganization, the Initial Public Offering and the operation of the business of Staff Leasing following the Initial Public Offering, Craig has agreed (i) to deposit the Shares in trust under the terms of a Voting Trust Agreement dated even date herewith (the "Voting Trust Agreement") by and between Craig and Staff Leasing, as trustee (Staff Leasing in its capacity as trustee is hereinafter referred to as the "Trustee"), and (ii) to grant to Staff Leasing an option to purchase the Shares, on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:



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         1. Grant of Option to Purchase. Craig hereby grants to Staff Leasing, subject to the conditions hereinafter set forth, the exclusive and irrevocable right, privilege and option to purchase the Shares. Such option may be exercised at any time prior to the termination of this Agreement. Staff Leasing shall exercise such option by giving written notice thereof to Craig, which notice shall set forth a date for the purchase of the Shares. Such notice shall be given no less than 5 days prior to the purchase date. On the purchase date, in payment of the purchase price for the Shares, Staff Leasing shall issue to Craig _______ shares of Staff Leasing Common Stock (subject to adjustment as provided in Section 4 hereof) which shall be registered in the name of Craig (or his designee), and Craig shall deliver the Voting Trust Certificate held by Craig to the Trustee for cancellation pursuant to the Voting Trust Agreement and shall either deliver or direct the Trustee to deliver to Staff Leasing a stock certificate or certificates for the Shares either registered in the name of Staff Leasing or properly endorsed for transfer to Staff Leasing.

         2. Representations and Warranties of Craig. Craig hereby represents and warrants to Staff Leasing (i) that he owns the Shares free and clear of all liens, charges and encumbrances (other than those contained herein or in the Voting Trust Agreement); (ii) that the Shares have been duly issued and are fully paid and non-assessable and constitute all of the issued and outstanding shares of capital stock of Staff Acquisition; (iii) that he has the unencumbered and unrestricted right to grant the option contained herein to purchase the Shares; (iv) that he has the legal capacity to enter into this Agreement; and
(v) that no consent or approval of any third party or of any governmental or regulatory authority or of any securities exchange, which has not been obtained, is necessary in connection with the execution or performance by Craig of this Agreement.

         3. Restriction on Transfer. Except as provided herein or in the Voting Trust Agreement, Craig will not transfer, pledge, hypothecate, give or otherwise alienate, in whole or in part, the Voting Trust Certificate or the Shares, or any interest therein, so long as this Agreement is in effect.

         4. Adjustment of Number of Shares. In the event that, during the period subsequent to the date hereof and prior to exercise of the option to purchase pursuant to Section 1 hereof, the outstanding shares of Staff Leasing Common Stock shall have been changed into a different number of shares by reason of any reclassification, recapitalization, split up, combination, exchange of shares, or readjustment, or in the event stock rights or stock dividends thereon shall have been declared by Staff Leasing with a record date within said period, then the number of shares of Staff Leasing Common Stock issuable in exchange for the Shares shall be correspondingly adjusted.

         5. Limitation on Actions by Craig. Craig will take no action as an officer or director of Staff Acquisition to amend the Certificate of Incorporation or the Bylaws of Staff Acquisition, or any action which would in any way adversely affect the voting rights of the holders of the Shares including, without limitation, the right of such holders to, remove members of the Board


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of Directors of Staff Acquisition without cause, amend the Bylaws of Staff
Acquisition, or elect directors to fill vacancies or as additional members of the Board of Directors of Staff Acquisition. In addition, without the prior written consent of the Trustee under the Voting Trust Agreement, Craig will take no action as an officer or director of Staff Acquisition to authorize any distributions of cash or property by Staff Acquisition as a dividend or otherwise.

         6. Tax Free Exchange. The parties hereto intend that the purchase of the Shares in exchange for shares of Staff Leasing Common Stock qualify as a tax free transaction under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and in the event the option to purchase the Shares is exercised, the parties agree to take all steps necessary to qualify the transaction as such tax free transaction.

         7. Term of Agreement. This Agreement shall remain in effect until December 31, 2002.



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         8. General Provisions.

                  (a) All of the covenants and agreements contained in this Agreement shall be binding upon, and shall inure to the benefit of, the respective parties and their successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

                  (b) This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (c) This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                  (d) If any provision of this Agreement shall be declared void or unenforceable by any court or administrative board of competent jurisdiction, such provision shall be deemed to have been severed and the remainder of this Agreement shall continue in all respects to be valid and enforceable.

                  (e) No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies with respect to any subsequent breach.

                  (f) Any notice required to be given or contemplated by this Agreement shall be deemed delivered upon the actual receipt of such notice at the addresses set forth below:

                           (i)      If to Craig:

                                    Charles S. Craig
                                    c/o Staff Leasing, Inc.
                                    600 301 Blvd. West, Suite 202
                                    Bradenton, Florida 34205
                                    Attn: President


                           (ii)     If to Staff Leasing:

                                    Staff Leasing, Inc.
                                    600 301 Blvd. West, Suite 202
                                    Bradenton, Florida 34205
                                    Attn: President

                                   [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                              -----------------------------
                                              CHARLES S. CRAIG


                                              STAFF LEASING, INC.


                                              By:
                                                 --------------------------
                                                     Title:
                                                           ----------------
[SEAL]

Attest:


---------------------------
Title:
      ---------------------



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